UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

AKERS BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AKERS BIOSCIENCES, INC.

201 Grove Road

Thorofare, NJ 08086

(856) 848-2116

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 19, 2016

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Akers Biosciences, Inc., a New Jersey corporation (together with its subsidiaries, “Company”, “Akers”, “we”, “us” or “our”), which will be held on December 19, 2016, at 10:30 A.M. EST at 50 South 16th Street, Suite 2710, Philadelphia, PA 19106, for the following purposes:

1.	To elect five (5) directors to hold office for a one year term and until each of their successors are elected and qualified;

2.	To ratify the appointment of Morison Cogen LLP, as our independent certified public accounting firm for the fiscal year ending December 31, 2016;

3.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our common stock, no par value per share, at the close of business on November 11, 2016, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of Akers common stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting, please submit a proxy to vote your shares either via Internet or by mail. If you choose to submit your proxy by mail, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

In addition to mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, the Company will utilize the voluntary “notice and access” system adopted by the SEC relating to the delivery of proxy materials over the Internet. As a result, we will provide access to these materials in a fast and efficient manner via the Internet. Akers believes that these rules allow us to use Internet technology that many stockholders prefer, continue to provide our stockholders with the information they need and, at the same time, assure more prompt delivery of the proxy materials.

Accordingly, on or about November 14, we will begin mailing a Notice of Internet Availability of Proxy Materials to all stockholders of record as of November 11. We will also post our proxy materials on the website (www.akersbio.com). All stockholders may choose to access our proxy materials on the website or may request to receive a printed set of our proxy materials.

By Order of the Board of Directors

/s/ Thomas Knox
Thomas Knox
Chairman

November 14, 2016
Thorofare, New Jersey

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

AKERS BIOSCIENCES, INC.

201 Grove Road

Thorofare, NJ 08086

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2016

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Akers Biosciences, Inc. (together with its subsidiaries, the “Company”, “Akers”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at 10:30 A.M. EST at 50 South 16th Street, Suite 2710, Philadelphia, PA 19106, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about November 14, 2016.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on November 11, 2016 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 5,434,212 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 650 holders of record. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

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Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. You can vote your shares by poxy via Internet or mail. To vote via Internet, go to www.vstocktransfer.com/proxy and follow the instructions. To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 201 Grove Road, Thorofare, New Jersey 08086, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Procedures and Vote Required

The presence, in person or by proxy, of at least 33.34% of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1). Our Certificate of Incorporation, as amended, does not authorize cumulative voting. New Jersey law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Auditors (Proposal No. 2). New Jersey Law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable New Jersey law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Morison Cogen LLP as our independent auditors for the fiscal year ending December 31, 2016.

Vote Required for the Advisory Resolution on Executive Compensation Proposal (Proposal No. 3). This Proposal is non-binding on the Company and our Board of Directors.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted for the purposes of obtaining a quorum for the Annual Meeting, and, in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposal 1 is considered “non-routine”, the vote on Proposal 2 is considered “routine,” and the vote on Proposal 3 is considered “non-routine. Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

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Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chairman.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 201 Grove Road, Thorofare, NJ 08086 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 11, 2016, information regarding beneficial ownership of our capital stock by:

●	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

●	Each of our named executive officers;

●	Each of our directors; and

●	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of November 11, 2016. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Common stock subject to stock options currently exercisable or exercisable within sixty (60) days of November 11, 2016, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Akers Biosciences, Inc., 201 Grove Road, Thorofare, New Jersey USA 08086.

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Percentage of Ownership as of November 11, 2016
Name of Beneficial Owner:
5% Stockholders:
Chubeworkx Guernsey Limited (1)	9.41%
Named Executive Officers and Directors:
Raymond F. Akers, Jr. Phd	2.06%
Thomas Knox	9.14%
Brandon Knox	2.65%
Robert Andrews	0.88%
Raza Bokhari	0.59%

John J. Gormally	0.21%
Gary M. Rauch	0.78%
All executive officers and directors as a group (7 persons)	16.31%

(1) Mark Chasey is Chairman of Chubeworkx Guernsey Limited and has beneficial ownership of the shares reported.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five authorized directors. A total of five directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting to be held in 2017, or until their successors are duly elected and qualified. Of the Board members whose term expires at the Annual Meeting, Raymond F. Akers, Thomas Knox, Brandon Knox, Robert E. Andrews, and Raza Bokhari are standing for reelection. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position with the Company	Current Term Expires
Raymond F. Akers Jr.	57	Director, Chief Scientific Director	2016
Thomas Knox (1)(2)(3)	74	Chairman	2016
Brandon Knox (1)(2)(3)	36	Director	2016
Robert E. Andrews (1)(2)(3)	59	Director	2016
Raza Bokhari (1)(2)(3)	48	Director	2016

(1) Member of the Audit Committee

(2) Member of the Compensation Committee

(3) Member of the Nominating and Governance Committee

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The following sets forth certain information about each of the director nominees:

Raymond F. Akers Jr., Ph.D., age 57, was the former Executive Chairman of the Board since December 31, 2009 and was appointed Secretary on August 5, 2013. On April 22, 2016, Dr. Akers resigned as Executive Chairman and was appointed as the Company’s Chief Scientific Director while also remaining a director of the Company. Dr. Akers founded the Company in 1989. He has over 25 years of experience in the diagnostics industry having co-founded Drug Screening Systems, Inc., a publicly listed company, in 1987, and Akers Medical Technology Inc. in 1984. He was Chief Executive Officer and Vice President of Research and Development of Drug Screening Systems, Inc. until the sale of that company in 1989 and served as President and Chief Executive Officer of Akers Medical Technology Inc. until 1987.

Dr. Akers holds a Ph.D. in Neurochemistry from Northwestern University. Dr. Akers has either invented or directed the research and development of all of the Company’s products and technologies.

Dr. Akers was chosen to serve on the Board because of his experience in assisting diagnostic companies develop infrastructure; including but not limited to general management and business development.

Thomas Knox, Ph.D. (HC), CLU, ChFC, FCPP, age 75, was appointed to the Board effective July 1, 2013, and was appointed as Chairman of the Board on April 22, 2016. Mr. Knox is currently the Chief Executive Officer of Knox Investment Group, an advisory and investment firm. In May of 2007, Mr. Knox was a candidate for Mayor of Philadelphia. From April 2004 to April 2006, Mr. Knox was the Chief Executive Officer of United Healthcare of Pennsylvania, a division of United Healthcare, Inc., the largest health insurance provider in the world. From 1999 to 2004, Mr. Knox was Chairman of the Board and Chief Executive Officer of Fidelity Insurance Group, Inc., a Maryland and Pennsylvania licensed group life and health insurance provider. From 1988 through June 2002, Mr. Knox was the Chairman of the board and Chief Executive Officer of Crusader Holding Corporation, a NASDAQ listed company, which was the owner of a multi-branch bank serving the greater Philadelphia area. Mr. Knox is a Chartered Life Underwriter (CLU) and Chartered Financial Consultant (ChFC), and is active in Philadelphia politics, having held the position of Deputy Mayor for the Office of Management and Productivity from 1993 to 1999. Mr. Knox also currently serves as the Chairman of INDECS Corp, a full service health benefit third party administrator affiliated with Aetna Corporation. From 1999 through the present, Mr. Knox has been a director of Historic Philadelphia Incorporated. Mr. Knox was a candidate for Governor of Pennsylvania from 2008 to 2010.

Mr. Knox was selected to serve on the Board due to his extensive expertise in health care and finance that will assist the Company’s strategic planning and operations.

Brandon Knox, age 36, has been a wealth advisor at Raymond James in Philadelphia since December 2012. His practice focuses on investment and estate solutions for high net worth families and individuals as well as public and private institutions both locally and nationally. Prior to joining Raymond James, Mr. Knox was a wealth advisor at Morgan Stanley from July 2008 to October 2012. From 2006 to 2008, Mr. Knox served as Deputy Finance Director for the Philadelphia mayoral campaign of his Father, Thomas Knox. In this role he concentrated on the organization and management of campaign fundraising efforts as well as the planning and execution of campaign events and off-site functions. Mr. Knox was a Leasing Associate for SSH Realty in Philadelphia from 2005 to 2007 handling lease negotiations for both commercial tenants and landlords. Mr. Knox sits on the Board of Directors of The Committee of Seventy and is a member of the Drexel University Presidents Leadership Council and the Archdiocese of Philadelphia’s OSD Advisory Council.

Mr. Knox holds a B.S. in Economics from West Chester University and an M.B.A. in Financial Management from Drexel University’s LeBow College of Business.

Mr. Knox was selected to serve on the Board due to his vast experience with corporate finance and financial management.

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Robert E. Andrews, age 59, has over 20 years of experience in public service serving in a variety of capacities and has served on the Board since June 29, 2015. From March 2014 through the present, after nearly 24 years of public service, Mr. Andrews joined Dilworth Paxson LLC to lead its Government Affairs. Mr. Andrews first became a member of the Camden County Board of Chosen Freeholders from 1986 to 1990, including two years as freeholder director (1988–1990). Following this, he was elected to the US House of Representatives for New Jersey’s 1st congressional district in 1990. He served in this position until 2014. While serving as a representative, Mr. Andrews was nominated as the Co-Chairman of the Democratic Steering and Policy Committee by Leader Pelosi and held this position from 2012 until 2014. He was also a ranking member of the Subcommittee on Health, Employment, Labor and Pensions and served as chairmen from 2007 to 2010. Mr. Andrews was also a member of the House Armed Services Committee and became chairman of a Special Panel on Procurement Reform in 2009 and served until 2010. He became a ranking member of Special Panel on Pentagon Audit in 2011 and served until 2012. Mr. Andrews also served as a member of the Education and the Workforce Committee from 1990 to 2014, a member of the House Budget Committee from 2007 to 2011, a member of the House Foreign Affairs Committee from 1993 to 1998, and a member of the House Small Business Committee from 1990 to 1992. In December 2015, Mr. Andrews became the Chief Executive Officer of the Health Transformation Alliance, a cooperative of the nation's leading self-insured health plans.

Mr. Andrews has an undergraduate degree from Bucknell University and a juris doctor from Cornell Law School.

Dr. Raza Bokhari, age 48, has over 24 years of experience in healthcare senior management. Dr. Bokhari was appointed to the Board on November 11, 2015. Previously, he has been involved in five companies, also in the healthcare sector, holding positions including Chairman, Chief Executive Officer (CEO), President and Chief Development Officer. From Jan 2001 through May 2007, Dr. Bokhari was President and CEO of Lakewood Pathology Associates Inc., a national provider of anatomic pathology and diagnostic services company. From April 2003 to May 2008, he was the President and CEO of Parkway Clinical Laboratories (PCL), a national clinical reference laboratory with a focus on serving pain management specialists, behavioral health providers, and anti-aging and wellness providers. Dr. Bokhari again joined PCL in May 2013 to present day and serves as the Chairman and CEO. From May 2008 to May 2009, Dr. Bokhari was the Chief Development officer of Rosetta Genomics (ROSG) a publicly traded, microRNA-based diagnostic testing company. He also serves as Vice Chairman of the World Affairs Council of Philadelphia and is a Trustee of the esteemed Foreign Policy Research Institute. He has previously served as Trustee of Franklin Institute. Dr. Bokhari has a Doctor of Medicine degree from University of Punjab, Rawalpindi Medical College, Pakistan and an Executive MBA from the Fox School of Business, Temple University in Philadelphia, PA.

In evaluating Dr. Bokhari’s experience, qualifications, attributes and skills in connection with his appointment to the Board, the Company took into account his extensive experience in the healthcare and medical diagnostic industries.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. New Jersey law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the five (5) director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF RAYMOND F. AKERS JR., PHD, THOMAS KNOX, BRANDON KNOX, ROBERT E. ANDREWS, AND RAZA BOKHARI AS DIRECTORS.

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CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, Chief Scientific Director, other key executives, and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

The Board currently consists of five (5) members: Raymond F. Akers, Jr., Phd, Thomas Knox, Brandon Knox, Robert E. Andrews and Dr. Raza Bokhari. All of our directors will serve until our next annual meeting and until their successors are duly elected and qualified.

As we are listed on NASDAQ, our determination of independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. Our board affirmatively determined that Thomas Knox, Brandon Knox, Robert E. Andrews, and Dr. Raza Bokhari are “independent” directors, as that term is defined in the NASDAQ Stock Market Rules.

Board Meetings and Attendance

The Board held five (5) physical and telephonic meetings in 2015. No incumbent director attended, either in person or via telephone, fewer than 50% of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

Stockholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o John Gormally, Chief Executive Officer, Akers Biosciences, Inc. 201 Grove Road, Thorofare, NJ 08086. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board of Directors has three (3) standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each committee has a charter, which is available on our website at www.akersbiosciences.com. Information contained on our website is not incorporated herein by reference. Each of the board committees has the composition and responsibilities described below. As of November 11, 2016, the members of these committees are:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Thomas Knox*	Thomas Knox	Robert E. Andrews
Brandon Knox	Brandon Knox	Brandon Knox*
Robert E. Andrews	Robert E. Andrews*	Robert E. Andrews
Raza Bokhari	Raza Bokhari	Raza Bokhari

* Denotes Chairman of committee.

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Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are Thomas Knox, Brandon Knox, Robert E. Andrews, and Raza Bokhari. Each of these Audit Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our board has determined that Thomas Knox shall serve as the “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K. Thomas Knox serves as Chairman of our Audit Committee.

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of the Audit Committee include, but are not limited to:

●	selecting and recommending to our board of directors the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	approving the fees to be paid to the independent registered public accounting firm;

●	helping to ensure the independence of the independent registered public accounting firm;

●	overseeing the integrity of our financial statements;

●	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●	resolve any disagreements between management and the auditors regarding financial reporting;

●	reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies;

●	reviewing and approving all related party transactions; and

●	overseeing compliance with legal and regulatory requirements.

The Audit Committee held three (3) telephonic meetings in 2015, at which all members of the Audit Committee were present.

Compensation Committee

The members of our Compensation Committee are Thomas Knox, Brandon Knox, Robert E. Andrews, and Raza Bokhari. Each such member is “independent” within the meaning of the NASDAQ Stock Market Rules. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the board of directors in the discharge of its responsibilities relating to the compensation of the board of directors and our executive officers. Robert E. Andrews serves as Chairman of our Compensation Committee.

The Compensation Committee’s compensation-related responsibilities include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	reviewing, approving and recommending to our board of directors on an annual basis the evaluation process and compensation structure for our other executive officers;

●	determining the need for an the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or board of directors;

●	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

●	reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our board of directors as needed, and exercising all the authority of our board of directors with respect to the administration of such plans;

●	reviewing and recommending to our board of directors the compensation of independent directors, including incentive and equity-based compensation; and

●	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

The Compensation Committee held no in person meetings in 2015 and acted by written consent three (3) times.

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Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Robert E. Andrews, Thomas Knox, Brandon Knox, and Raza Bokhari. Each such member is “independent” within the meaning of the NASDAQ Stock Market Rules. The purpose of the Nominating and Corporate Governance Committee is to recommend to the board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the board. Brandon Knox serves as Chairman of our Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee’s responsibilities include:

●	recommending to the Board nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the Board;

●	considering candidates proposed by stockholders in accordance with the requirements in the Committee charter;

●	overseeing the administration of the Company’s Code of Ethics;

●	reviewing with the entire Board, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole;

●	the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;

●	recommending to the Board of directors on an annual basis the directors to be appointed to each committee of the Board of directors;

●	overseeing an annual self-evaluation of the Board and its committees to determine whether it and its committees are functioning effectively; and

●	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company.

The Nominating and Corporate Governance Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Nominating and Corporate Governance Committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

The Nominating and Corporate Governance Committee held one (1) meeting in 2015 and acted by written consent one (1) time.

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Family Relationships

Thomas Knox and Brandon Knox are father and son, respectively. There are no other family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

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Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the fiscal year ended December 31, 2015, were timely.

Code of Ethics

The Board has adopted a Code of Business Ethics and Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. We require all employees, directors and officers, including our principal executive officer and principal financial officer to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity. The Code of Conduct is available on our website at www.akersbiosciences.com. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website. Information contained on our website is not a part of, and is not incorporated into, this proxy statement, and the inclusion of our website address in this proxy statement is an inactive textual reference only.

Director Compensation

The following sets forth the compensation awarded to, earned by, or paid to the named director by us during the year ended December 31, 2015.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non- equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Raymond F. Akers, Jr.	0	0	0	0	0	0
Gavin Moran (1)	0	128,450	0	0	0	128,450
Thomas Knox (2)	0	269,600	0	0	0	269,600
Brandon Knox (3)	0	196,100	0	0	0	196,100
Robert E. Andrews (4)	0	59,174	0	0	0	59,174
Dr. Raza Bokhari (5)	0	39,462	0	0	0	39,462

(1)	Mr. Gavin Moran was not nominated for re-election as Director in 2015 and served in such capacity until August 3, 2015.

(2)	Effective July 1, 2013, Mr. Thomas Knox was appointed as Director.

(3)	Effective January 23, 2014, Mr. Brandon Knox was appointed as Director.

(4)	Effective June 29, 2015, Mr. Robert E. Andrews was appointed as Director.

(5)	Effective November 11, 2015, Dr. Raza Bokhari was appointed as Director.

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Executive Compensation

The compensation provided to our “named executive officers” for 2015, 2014 and 2013 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation in respect of 2015 for each of our named executive officers.

Our named executive officers who appear in the 2015 Summary Compensation Table are:

John J. Gormally	Chief Executive Officer

Raymond F. Akers, Jr., PhD	Former Executive Chairman, Chief Scientific Director, Secretary

Gary M. Rauch	Vice President, Finance, Treasurer

Compensation-Setting Process/Role of Our Compensation Committee

The Compensation Committee has responsibility for the Company’s compensation practices with appropriate approval and general oversight from the Board. This responsibility includes the determination of compensation levels and awards provided to the Named Executive Officers. The Compensation Committee provides a recommendation for the performance review and any compensation adjustments to the Board for approval. Grants of equity-based compensation are approved by the Compensation Committee in accordance with the Company’s stock incentive and award plan established by the Compensation Committee.

Base Salary

We provide base salary as a fixed source of compensation for our executive officers, allowing them a degree of certainty when having a meaningful portion of their compensation “at risk” in the form of equity awards covering the shares of a Company for whose shares there has been limited liquidity to date. The Board recognizes the importance of base salaries as an element of compensation that helps to attract highly qualified executive talent.

Base salaries for our executive officers were established primarily based on individual negotiations with the executive officers when they joined us and reflect the scope of their anticipated responsibilities, the individual experience they bring, the Board members’ experiences and knowledge in compensating similarly situated individuals at other companies, our then-current cash constraints, and a general sense of internal pay equity among our executive officers and key personnel.

The Compensation Committee does not apply specific formulas in determining base salary increases. Actual base salaries may differ from the competitive market rates target as a result of various other factors including relative depth of experience, prior individual performance and expected future contributions, internal pay equity considerations within our Company and the degree of difficulty in replacing the individual.

Summary Compensation Table

The compensation provided to our “named executive officers” for 2015, 2014 and 2013 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation in respect of 2015 for each of our named executive officers.

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Our named executive officers who appear in the 2015 Summary Compensation Table are:

Raymond F. Akers, Jr., PhD	Executive Chairman, Secretary

John J. Gormally	Chief Executive Officer

Gary M. Rauch	Vice President of Finance, Treasurer

Summary Compensation Table

The following table summarizes information regarding the compensation awarded to, earned by or paid to, our Chief Executive Officer, and our only other most highly compensated executive officers who earned in excess of $100,000 during 2015, 2014 and 2013.

			Cash	Stock	Option	All
Name and		Salary	Bonus	Awards	Awards	Other		Total
Principal Position	Year	$	$	$	$	$		$
Raymond F Akers, Jr PhD
Former Executive Chairman(5)	2015	397,450	-	256,900	-	7,800	(1)	662,150
Secretary, Chief Scientific Director	2014	394,231	-	-	124,270	7,800	(1)	526,301
	2013	347,500	26,173	-	-	7,800	(1)	381,473

John J. Gormally (2)
Chief Executive Officer	2015	24,038	-	-	-	650	(3)	24,688

Gary M Rauch
Vice President, Finance	2015	95,000	-	27,675	-	-		122,675
Treasurer	2014	78,414	2,500	-	46,601	11,250	(4)	138,765
	2013	-	-	-	-	67,500	(4)	67,500

(1)	Other Compensation for Dr. Akers consisted of a car allowance

(2)	Mr. Gormally was appointed as Chief Executive Officer on December 2, 2015

(3)	Other Compensation for Mr. Gormally consisted of a car allowance

(4)	Mr. Rauch became an employee of the Company effective February 2, 2014. Prior to this date, Mr. Rauch was paid a fee pursuant to his consultant agreement. Fees paid to Mr. Rauch for his pre-employment period is recorded as other compensation.

(5)	Dr. Akers gifted all stock and option awards to the Akers Family Trust, a trust to which he is not a named beneficiary. Dr. Akers resigned his position as Executive Chairman on April 22, 2016. Dr. Akers continues to serve the Company as Chief Scientific Director and director.

Employment Agreements

On December 2, 2015, the Company and Mr. John Gormally finalized the terms of his employment and entered into an employment agreement (the “Employment Agreement”), pursuant to which Mr. Gormally will serve as the Company’s Chief Executive Officer. Mr. Gormally shall have such duties, responsibilities and authority as are commensurate and consistent with the position of Chief Executive Officer of a public company.

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The Company shall pay Mr. Gormally a salary at a rate of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000) per year (the “Base Salary”). In addition, subject to the discretion of the Company’s Compensation Committee and the Board, provided that the Employment Agreement has not been terminated, Mr. Gormally shall be eligible for an annual performance-based cash bonus of up to 100% of the Base Salary (the “Cash Incentive Bonus”). Mr. Gormally shall receive certain grants of the Company’s restricted common stock (each an “Incentive Award” and together with the Cash Incentive Bonus, the “Incentive Compensation”) on a bi-annual basis, with such awards expected to be made on or about February 15 and August 15 of each year, under the Company’s Amended and Restated 2013 Incentive Stock and Award Plan. Each Incentive Award will vest as follows: (i) 1/3 will vest on the date of grant; (ii) 1/3 will vest on the first anniversary of the date of grant and (iii) 1/3 shall vest on the second anniversary of the date of grant. The Incentive Awards will be made within the following ranges, in the aggregate, for each such year: (i) for 2016, up to 140,000 shares of restricted common stock, but no less than 27,500 shares of restricted common stock; (ii) for 2017, up to 125,000 shares of restricted common stock, but no less than 25,000 shares of restricted common stock; (iii) for 2018, up to 125,000 shares of restricted common stock, but no less than 25,000 shares of restricted common stock; (iv) for 2019, up to 125,000 shares of restricted common stock, but no less than 25,000 shares of restricted common stock; and (v) for 2020, up to 125,000 shares of restricted common stock, but no less than 25,000 shares of restricted common stock.

The Employment Agreement may be terminated by either party upon thirty (30) days written notice to the other party or sooner upon the parties’ mutual written consent. In the event that Mr. Gormally is terminated without Cause (as defined in the Employment Agreement), including termination pursuant to thirty (30) days written notice, or Mr. Gormally terminates his employment for Good Reason (as defined in the Employment Agreement) the Company shall pay Mr. Gormally severance in accordance to the following: (i) if the date of termination is prior to the four month anniversary of the effective date of the agreement (the “Four Month Anniversary”), Mr. Gormally shall receive no severance; (ii) if the date of termination is after the Four Month Anniversary but prior to the one year anniversary (the “One Year Anniversary”) of the effective date of the Employment Agreement, the Company shall pay Mr. Gormally severance equal to one third (1/3) of his Base Salary; (iii) if the date of termination is on or after the One Year Anniversary but prior to the two year anniversary (the “Two Year Anniversary”) of the effective date of the Employment Agreement, the Company shall pay Mr. Gormally severance equal to one half (1/2) of the Mr. Gormally’s then current Base Salary ; and (iv) if the date of termination is on or after the Two Year Anniversary, the Company shall pay Mr. Gormally severance equal to one year of Mr. Gormally’s then current Base Salary. If Mr. Gormally is terminated for Cause the Company will not pay any severance.

Outstanding Equity Awards at Fiscal Year-End 2015

There were no outstanding equity awards at Fiscal Year-End 2015.

Certain Relationships and Related Transactions, and Director Independence.

Other than compensation arrangements, the following is a description of transactions to which we were a participant or will be a participant to, in which:

●	the amounts involved exceeded or will exceed the lesser of 1% of our total assets or $120,000; and

●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Effective January 23, 2014, our Audit Committee considers and approves or disapproves any related person transaction as required by NASDAQ regulations.

On June 19, 2012, the Company entered into a 3-year exclusive License and Supply Agreement ChubeWorkx Guernsey Limited (“ChubeWorkx”) for the purchase and distribution of the Company’s proprietary breathalyzers outside of North America. ChubeWorkx paid a licensing fee of $1,000,000 which was recognized over the term of the agreement through June 30, 2015.

On June 13, 2013, the Company announced an expansion of the License and Supply Agreement with ChubeWorkx to include worldwide marketing and distribution of the “Be CHUBE” program using the Company’s breathalyzer.

On December 31, 2014, the outstanding ChubeWorkx Receivable was converted to a note receivable. The note is payable in sixty equal installments of $27,734 commencing January 1, 2015 and has an interest rate of 5% per annum.

On June 30, 2014 the Company recorded sales of $864,000 to Thirty Six Strategies General Trading LLC (“36S”). Gavin Moran, a member of the Company’s Board of Directors at the time of the transaction, has beneficial ownership in 36S. Mr. Moran served as a member of the Company’s Board of Directors through August 3, 2015.

On March 9, 2015, the Company contributed capital of $64,675 in Hainan Savy Akers Biosciences, Ltd. (“Hainan Savy”), a company incorporated in the People’s Republic of China, resulting in a 19.9% ownership interest. The contribution was adjusted downward to $64,091 on April 8, 2015; the net effect of the currency conversion when the contribution was processed in Hainan. Mr. Thomas Knox, a member of the Company’s Board of Directors, is also an investor in the joint venture.

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On February 12, 2016 and May 25, 2016, the Company purchased several manufacturing molds for $41,073 and $27,988, respectively, through Hainan Savy, the Company’s joint venture partner in the Peoples Republic of China.

On August 17, 2016, the Company entered into a Settlement Agreement with ChubeWorkx Guernsey Limited (“ChubeWorkx”), a major shareholder, which settled all pending claims between the Company and ChubeWorkx.  Specifically, the Company and ChubeWorkx agreed to voluntarily dismiss the action brought by the Company against ChubeWorkx for outstanding amounts due to Akers Bio under a promissory note in a United States Federal Court suit, District of New Jersey and various claims brought by ChubeWorkx against the Company arising from an exclusive licensing agreement between ChubeWorkx and the Company (“Licensing Agreement”) in a suit brought in The High Court of Justice, Queen’s Bench Division Commercial Court, Royal Courts of Justice, United Kingdom.

Under the terms of the Settlement Agreement, the Company will recover the full outstanding principal amount in the current fiscal year in the form of $750,000 of BreathScan® Alcohol Detector inventory – which the Company intends to subsequently sell – and the balance of $549,609 in cash. Akers Bio established an allowance for this doubtful note in the Company’s financial statements for the year ended December 31, 2015. As a result of the Settlement Agreement, the Company reversed the allowance for doubtful note in the amount of $1,299,609.

In addition to addressing the promissory note described above, the Settlement Agreement also allows the Company to market and sell all of the Company’s breath technology tests worldwide, unencumbered by any past/future claims by ChubeWorkx under the Licensing Agreement (entered into with ChubeWorkx in 2012 and subsequently amended in 2013). Under the terms of the Settlement Agreement, ChubeWorkx no longer holds any rights pertaining to Akers Bio’s BreathScan® technology, which serves as the basis for a number of commercialized products including BreathScan® Alcohol Detector and BreathScan OxiChek™; and a number of products in development.

In return for the Company regaining the full rights to sell breath technology products, under the terms of the Settlement Agreement, ChubeWorkx is entitled to receive a royalty of 5% of the Company’s gross revenues (the “ChubeWorkx Royalty”) until ChubeWorkx has earned an aggregate $5,000,000, after which point ChubeWorkx will no longer be entitled to receive any royalties from the Company and the Company shall have no further obligation to ChubeWorkx. The Settlement Agreement further allows the Company to retain 50% of the ChubeWorkx Royalty until the full $549,609 cash component of the monies owed by ChubeWorkx to the Company as described above has been satisfied. The Company has recorded royalty expenses of $117,949.

Other terms of the Settlement include: 1) the pledge as security by the Company to ChubeWorkx all Company assets, worthy to satisfy its obligations, including all inventory and receivables, with the exception of (i) distribution contracts of the Company or any of its affiliates, (ii) customer lists, (iii) manufacturing processes (including all intellectual property required to use those processes and exploit products made thereby), and (iv) all equipment required to perform said manufacturing processes and other equipment; and 2) the grant of voting proxy by ChubeWorkx to the Company which allows the Company to vote ChubeWorkx’s shares for corporate formalities under certain conditions.

The pledged assets are only at risk in the event that the Company cannot satisfy any outstanding royalty payment obligations subject to various cure periods and/or through a restructuring and/or liquidation under the United States Bankruptcy laws of the Company in favor of payment of said obligation.

The Company began purchasing plastic and electronic components through Hainan Savy for use in the production of finished goods in the first half of 2016.

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COMPENSATION COMMITTEE REPORT

Recommendations of the Compensation Committee. The Compensation Committee of the Board currently consists of Thomas Knox, Brandon Knox, Robert E. Andrews, and Raza Bokhari, each of whom the Board has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by virtue of any general statement in such filing incorporating the Annual Report by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the disclosure regarding Executive Compensation contained in this proxy statement for the 2016 annual meeting. Based on the review and discussions, the Compensation Committee recommended to the Board that such disclosure be included in this proxy statement. The Compensation Committee also recommends a vote “FOR” the adoption of the resolution 3 approving the Company’s executive compensation policies and procedures and the 2015 compensation paid to the Named Officer, as disclosed in the “Executive Compensation” section of this proxy statement, and the accompanying compensation tables and the related disclosures.

This Compensation Report has been furnished by the Compensation Committee of the Board.

Robert E. Andrews, Chairman

Thomas Knox

Brandon Knox

Raza Bokhari

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Committee reviews financial reporting, policies, procedures, and internal controls of the Company. The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Committee, among other things, discussed with Morison Cogen LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board.

Thomas Knox, Chairman

Robert E. Andrews

Brandon Knox

Raza Bokhari

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Directors has appointed Morison Cogen LLP (“Morison Cogen”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2016. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

Morison Cogen will audit our consolidated financial statements for the fiscal year ended December 31, 2015. We anticipate that a representative of Morison Cogen will be present by telephone at our 2015 annual meeting, will have the opportunity to make a statement if they desire to do so at the meeting, and will be available to respond to appropriate questions at the meeting.

Our consolidated financial statements for the fiscal years ended December 31, 2014 were audited by Morison Cogen.

In the event shareholders fail to ratify the appointment of Morison Cogen, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The following table sets forth the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The following table sets forth the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related fees include services for the review of interim financial statements, tax fees include the preparation of tax returns and other fees include services performed in relation to the preparation of Form S-1 for the initial public offering on NASDAQ and advisory services.

	2015	2014
Audit Fees	$60,318	$55,514
Audit-Related Fees	$54,800	$51,000
Tax Fees	$5,500	$5,516
All Other Fees	$4,648	$16,600
TOTAL	$125,266	$128,630

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

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RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MORISON COGEN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of the Named Officer (as defined herein), as described in the “Executive Compensation” section of this Proxy Statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Compensation Committee will be able to consider when determining executive compensation.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“RESOLVED, that the compensation of the Company’s Named Officers, as disclosed pursuant to compensation disclosure rules of the Securities and Exchange Commission located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Proposal 3 is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from shareholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND THE COMPENSATION PAID TO THE NAMED OFFICER.

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FUTURE STOCKHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these stockholder proposals for the next Annual Meeting, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company at 201 Grove Road, Thorofare, NJ 08086 or by calling telephone number (856) 848-8698.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Chief Executive Officer, Akers Biosciences, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, John Gormally, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

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ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

November 14, 2016	By Order of the Board of Directors,

/s/ Thomas Knox
Thomas Knox
Chairman

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

AKERS BIOSCIENCES, INC.

The undersigned hereby appoints Akers Biosciences, Inc. as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on December 19, 2016, at 10:30 A.M. EST at 50 South 16 th Street, Suite 2710, Philadelphia, PA 19106, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Raymond F. Akers Jr., Phd	Thomas Knox	Brandon Knox

Raza Bokhari	Robert E. Andrews

The Board of Directors recommends a vote FOR Proposal Nos. 1 and a ratification of Proposal No. 2.

1.	To elect five (5) directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

2.	To ratify the appointment of Morison Cogen LLP as the independent registered public accounting firm of the Company.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

3.	To approve, in a non-binding advisory vote, the compensation of the Company’s Named Officers.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

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4.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

[  ] WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated: _____, 2016

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

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